UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. 1)

Check the appropriate box:

☒   Preliminary Information Statement

☐   Definitive Information Statement

☐   Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))

HIGH PERFORMANCE BEVERAGES COMPANY

(Name of Registrant as Specified In Its Charter)

Copies to:

Andrea Cataneo, Esq.

61 Broadway, 32nd Floor

New York, NY 10006

Fax: 212-930-9725

Payment of Filing Fee (Check the appropriate box):

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☐  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:___________

(2)	Aggregate number of securities to which transaction applies:___________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):____________

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☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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HIGH PERFORMANCE BEVERAGES COMPANY

5137 E. Armor St.

Cave Creek, AZ 85331

INFORMATION STATEMENT

PURSUANT TO SECTION 14

OF THE SECURITIES EXCHANGE ACT OF 1934

AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

This information statement has been mailed on or about *, 2015 to the shareholders of record on June 4, 2015 (the “Record Date”) of High Performance Beverages Company, a Nevada corporation (the “Company”), in connection with certain actions to be taken by the written consent by the holders of a majority of the voting power of the outstanding capital stock of the Company, dated as of June 4, 2015. The actions to be taken pursuant to the written consents may be taken on or about *, 2015, 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

By Order of the Board of Directors,

/s/ Toby McBride

Chief Executive Officer

NOTICE OF ACTION TO BE TAKEN PURSUANT THE WRITTEN CONSENT OF SHAREHOLDERS HOLDING A MAJORITY OF THE VOTING POWER OF THE OUTSTANDING SHARES OF STOCK OF THE COMPANY IN LIEU OF A SPECIAL MEETING OF THE SHAREHOLDERS, DATED JUNE 4, 2015.

To the Company’s Shareholders:

NOTICE IS HEREBY GIVEN that the following actions have been approved pursuant to the written consent of the holders of a majority of the voting power of the outstanding capital stock of the Company dated June 4, 2015, in lieu of a special meeting of the shareholders.

1.	To authorize the board of directors of the Company to amend its Certificate of Incorporation to increase the number of authorized shares of common stock of the Company, par value $0.001 per share (the “Common Stock”) from 2,500,000,000 to 5,000,000,000 shares and to change the par value of the Common Stock from $0.001 per share to $0.00001 per share.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the record date of June 4, 2015 (the “Record Date”), the Company's authorized capitalization consisted of 2,500,000,000 shares of Common Stock, of which 2,250,411,602 shares were issued and outstanding and 100,000 shares of Series A Preferred Stock, of which 100,000 shares were issued and outstanding.  Each share of Common Stock entitles its holder to one vote on each matter submitted to the shareholders. Series A Preferred Stock entitles its holders to fifty-one percent (51%) of the total votes on each matter submitted to the shareholders regardless of the actual number of shares of Series A Preferred Stock then outstanding. Because shareholders holding a majority of the voting rights of all outstanding shares of the capital stock as of the Record Date have voted in favor of the foregoing actions by resolution dated as of the Record Date, no other shareholder consents will be solicited in connection with this Information Statement.

Shareholders of record on the Record Date will be entitled to receive this notice and Information Statement.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been mailed to the shareholders. The Company anticipates that the amendments discussed above will be effected on or about the close of business of *, 2015.

This Information Statement will serve as written notice to shareholders pursuant to Section 78.370 of the Nevada Revised Statutes.

ABOUT THE INFORMATION STATEMENT

What is the Purpose of the Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify the Company's shareholders as of the Record Date of certain corporate actions expected to be taken pursuant to the consents or authorizations of shareholders representing a majority of the voting rights of the Company’s outstanding Common Stock.

Shareholders holding a majority of the voting power of the Company's outstanding stock voted in favor of the corporate matters outlined in this Information Statement, consisting of the amendments to the Company’s Certificate of Incorporation (the “Articles”) to authorize the board of directors of the Company to amend its Certificate of Incorporation to increase the number of authorized shares of Common Stock from 2,500,000,000 to 5,000,000,000 shares.

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Who is Entitled to Notice?

Each outstanding share of Common Stock, as of the Record Date will be entitled to notice of each matter to be voted upon pursuant to consents or authorizations. Shareholders as of the close of business on the Record Date that held in excess of fifty percent (50%) of the voting power of the Company's outstanding shares of capital stock voted in favor of the Actions.

What Constitutes the Voting Shares of the Company?

The voting power entitled to vote on the Actions consists of the vote of the holders of a majority of the voting power of the outstanding capital stock comprised of the holders of the Company’s outstanding Common Stock, each of whom is entitled to one vote per share.  As of the Record Date, there were 2,250,411,602 shares of Common Stock issued and outstanding and 1,000,000 shares of Series A Preferred Stock issued and outstanding.

What Corporate Matters Will the Shareholders Vote For, and How Will They Vote?

Shareholders holding a majority of the voting power of the Company’s outstanding stock have voted in favor of the following Action(s):

1.	To authorize the board of directors of the Company to amend its Certificate of Incorporation to increase the number of authorized shares of Common Stock from 2,500,000,000 to 5,000,000,000 shares and to change the par value of the Common Stock from $0.001 per share to $0.00001 per share.

What Vote is Required to Approve the Actions?

The affirmative vote of a majority of the voting power of the shares of the Company’s capital stock outstanding on the applicable record date was required for approval of the Actions. A majority of the voting power of the outstanding shares of capital stock have voted in favor of the Actions.  The holders who have voted in favor of the Actions comprise two persons named in the beneficial ownership table appearing on the following page, consisting of Toby McBride and Michael Holley.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of June 4, 2015 by (i) each person who is known by us to beneficially own more than 5% of the Company’s Common Stock; (ii) each of the Company’s officers and directors; and (iii) all of the Company’s officers and directors as a group.

Beneficial ownership has been determined in accordance with the rules and regulations of the Securities and Exchange Commission (the “Commission”) and includes voting or investment power with respect to the shares. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Common stock beneficially owned and percentage ownership is based on 2,250,411,602 shares outstanding on the Record Date and ass3uming the exercise of any options or warrants or conversion of any convertible securities held by such person, which are presently exercisable or will become exercisable within 60 days of the Record Date.

Title Of Class	Beneficial Owner of Shares (1)	Amount of Beneficial Ownership	Ownership Percent of Class (2)	Total Voting Percent of Class (2)

Common	Toby McBride	28,125,000	1.2%	25.5%
Common	Michael Holley	28,125,000	1.2%	25.5%

	All Directors and Officers as a group (2 persons)	56,250,000	2.4%	51.0%

(1)	Except as otherwise indicated, the address of each beneficial owner is the Company’s address.

(2)	Applicable percentage ownership is based on 2,250,411,602 shares of common stock outstanding as of June 4, 2015, together with securities exercisable or convertible into shares of common stock within 60 days of June 4, 2015for each stockholder. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of June 4, 2015 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

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ACTION I

TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECTUATE THE

AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION

TO INCREASE THE COMPANY’S AUTHORIZED COMMON STOCK

AND TO DEREASE THE PAR VALUE OF THE COMPANY’S COMMON STOCK

The Board of Directors and the holders of a majority of the voting power of the Company’s shareholders have adopted resolutions approving an amendment to the Company’s Articles to increase the number of authorized shares of Common Stock of the Company (the “Increase of Authorized Common Stock”) and to decrease the par value of the Common Stock of the Company (the “Decrease of Par Value”), as described below.

The form of the amendment to the Company’s Articles to increase the Company’s authorized shares of common stock will be substantially as set forth on Appendix A (subject to any changes required by applicable law). The Increase of Authorized Common Stock would authorize the Company’s Board of Directors to effect an Increase of Authorized Common Stock of the Company from 2,500,000,000 shares to 5,000,000,000 shares and a Decrease of Par Value of the Common Stock of the Company $0.001 per share to $0.00001 per share.

Purpose of the Amendment

The Company plans to issue 263,816,300 shares of Common Stock that would be newly available for issuance as a result of the increase in authorized shares to satisfy conversion of convertible notes in the aggregate principal amount of $21,764.00. The general purpose of the Increase of Authorized Common Stock is to enhance the Company’s ability to finance the development and operation of its business. Further, the Company believes that the decrease in the par value of its Common Stock from $0.001 per share to $0.00001 per share will provide lower filing fees in jurisdictions where foreign qualifications base their fees on the par value of an applicant’s shares.

Potential uses of the additional authorized shares of common stock may include public or private offerings, conversions of convertible securities, issuance of options pursuant to employee benefit plans, acquisition transactions and other general corporate purposes. Increasing the authorized number of shares of the Common Stock will give the Company greater flexibility and will allow the Company to issue such shares in most cases without the expense or delay of seeking stockholder approval. The Company currently has no specific agreements with respect to the additional authorized but unissued shares of Common Stock . However, the Company may in the future issue shares of its common stock in connection with financing transactions and other corporate purposes which its board of directors believes will be in the best interest of the Company’s stock holders, including in connection with respect to agreements with athletes who endorse the Company’s products. . Shares of Common Stock carry no pre-emptive rights to purchase additional shares.

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Effect of the Increase of Authorized Common Stock

The Increase of Authorized Common Stock will not have any immediate effect on the rights of existing stockholders and the Company currently has no specific agreements with respect to the additional authorized but unissued shares of Common Stock and other corporate purposes. However, the Company’s board of directors will have the authority to issue authorized shares of common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized shares of common stock are issued in the future, they will decrease the existing stockholders’ percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing stockholders.

The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued common stock could be issued (within limits imposed by applicable law) in one or more transactions. Any such issuance of additional shares could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

No Appraisal Rights

Under Nevada law and the Company’s charter documents, holders of the Company’s Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Increase of Authorized Common Stock or the Decrease of Par Value.

Interests of Certain Persons in the Action

Certain of the Company’s officers and directors have an interest in this Action as a result of their ownership of shares of our common stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” above.  However, we do not believe that our officers or directors have interests in this Action that are different from or greater than those of any other of our stockholders.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements. You can identify the Company’s forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

HOUSEHOLDING

Only one Information Statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. This practice, known as “householding,” is intended to eliminate duplicate mailings, conserve natural resources and help us reduce our printing and mailing costs. We undertake to deliver promptly upon written or oral request a separate copy of the information statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered.

If multiple stockholders sharing an address have received one copy of this Information Statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send your request to: HIGH PERFORMANCE BEVERAGES COMPANY, 5137 E. Armor St., Cave Creek, AZ 85331 or call us at 602.326.8290. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, you may send your request to the above mailing address or call the above phone number.

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ADDITIONAL INFORMATION

The Company will provide upon request and without charge to each shareholder receiving this Information Statement a copy of the Company's Annual Report on Form 10-K filed on January 23, 2015, as amended, which includes audited financial statements for the period ended July 31, 2014 and 2013 and the quarterly reports on Form 10-Q for the quarters ended October 31, 2014 and January 1, 2015, including the financial statements and financial statement schedule information included therein, as filed with the Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System.

By order of the Board of Directors

July 15, 2015

/s/ Toby McBride

Toby McBride

Chief Executive Officer

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Appendix A

Certificate of Amendment to articles of incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 ● After Issuance of Stock)

1. Name of corporation:

High Performance Beverages Company

2. The articles have been amended as follows: (provide article numbers, if available)

Subsection a of ARTICLE VIII is hereby amended and restated as follows:

The number of Common Stock which the Corporation is authorized to issue shall be 5,000,000,000 shares, par value $0.00001. The number of Preferred Stock the Corporation is authorized to issue shall be 1,000,000 shares, par value $0.001.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: _________

4. Effective date of filing: (optional)                        Date: __________                              Time: __________

                                                                                              (must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X_____________________